Exhibit No. B-2

SERVICE AGREEMENT
(Utility)

        This Service Agreement (the “Agreement”) is made and entered into this ____ day of [        ], 2004, by and between Black Hills Power, Inc. (“Client Company”) and Black Hills Services Company, Inc. (“Service Company”).

WITNESSETH

        WHEREAS, the Securities and Exchange Commission (the “SEC”) has approved and authorized as meeting the requirements of Section 13(b) of the Public Utility Holding Company Act of 1935 (the “Act”) the organization and conduct of the business of Service Company, in accordance herewith, as a wholly-owned subsidiary service company of Black Hills Corporation (“Black Hills”).

        WHEREAS, Client Company is a utility operating company subsidiary of Black Hills and an affiliate of Service Company.

        WHEREAS, Service Company and Client Company have entered into this Service Company whereby Service Company agrees to provide and Client Company agrees to accept and pay for various services as provided herein at cost, with cost determined in accordance with applicable rules and regulations under the Act, which require Service Company to fairly and equitably allocate costs among all associate companies to which it renders services, including Client Company.

        NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties to this Agreement covenant and agree as follows:

ARTICLE 1
SERVICES

        Section 1.1   Service Company shall furnish to Client Company, as requested by Client Company, upon the terms and conditions hereinafter set forth, such of the services described in Appendix 1hereto, at such times, for such periods and in such manner as Client Company may from time to time request and that Service Company concludes it is able to perform. Service Company shall also provide Client Company with such special services, in addition to those services described in Appendix 1 hereto, as may be requested by Client Company and that Service Company concludes it is able to perform. Service Company shall use its best efforts to maintain a staff trained and experienced in the design, construction, operation, maintenance, and management of public utility properties, and shall keep itself and its personnel available to provide services to Client Company so long as it is authorized to do so by the appropriate federal and state regulatory agencies. In supplying such services, Service Company may arrange, where it deems appropriate, for the services of such experts, consultants, advisers, and other persons with necessary qualifications as are required for or pertinent to the provision of such services.

        Section 1.2   Client Company shall take from Service Company such of the services described in Section 1.1, and such additional general or special services, whether or not now contemplated as are requested from time to time by Client Company and that Service Company concludes it is able to perform.

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        Section 1.3   The services described herein or contemplated to be performed hereunder shall be directly assigned, distributed or allocated by activity, project, program, work order or other appropriate basis. Client Company shall have the right from time to time to amend, alter or rescind any activity, project, program or work order provided that (i) any such amendment or alteration that results in a material change in the scope of the services to be performed or equipment to be provided is agreed to by Service Company, (ii) the cost for the services covered by the activity, project, program or work order shall include any expense incurred by Service Company as a direct result of such amendment, alteration or rescission of the activity, project program or work order, and (iii) no amendment, alteration or rescission of any activity, project, program or work order shall release Client Company from liability for all costs already incurred by or contracted for by Service Company pursuant to the activity, project, program or work order, regardless of whether the services associated with such costs have been completed.

ARTICLE 2
COMPENSATION

        Section 2.1   As compensation for the services to be rendered hereunder, Client Company shall pay to Service Company all costs which reasonably can be identified and related to particular services performed by Service Company for or on Client Company’s behalf (except as may otherwise be permitted by the SEC). The methods for assigning or allocating Service Company costs to Client Company, as well as to other associate companies, are set forth in Appendix 1.

        Section 2.2   The methods of assignment, distribution or allocation of costs described in Appendix 1 shall be subject to review annually, or more frequently if appropriate. Such methods of assignment, distribution or allocation of costs may be modified or changed by Service Company; provided, however, that no changes will be made to the methods of assignment, distribution, or allocation set forth herein or in Appendix 1 hereto unless first authorized by the SEC in accordance with the procedures specified in Section 2.3. Service Company shall advise Client Company from time to time of such changes.

        Section 2.3   No change in the organization of the Service Company, the type and character of the companies to be serviced, the methods of allocating costs to associate companies, or in the scope or character of the services to be rendered that are subject to Section 13 of the Act, or any rule, regulation or order thereunder, shall be made (i) unless and until Service Company shall first have given the SEC written notice of the proposed change or (ii) such change is otherwise permitted by SEC rule or practice. If, upon the receipt of any such notice, the SEC shall notify Service Company within the 60-day period that a question exists as to whether the proposed change is consistent with the provisions of Section 13 of the Act, or of any rule, regulation or order thereunder, the proposed change shall not become effective unless and until Service Company shall have filed with the SEC an appropriate declaration regarding such proposed change and the SEC shall have permitted such declaration to become effective.

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        Section 2.4   Service Company shall render a monthly statement to Client Company that shall reflect the billing information necessary to identify the costs charged for that month. By the [twentieth (20th)] day of each month, Client Company shall remit to Service Company all charges billed to it.

        Section 2.5   It is the intent of this Agreement that the payment for services rendered by Service Company to Client Company under this Agreement shall cover all the costs of Service Company doing business (less the costs of services provided to affiliated companies not a party to this Agreement and to other non-affiliated companies, and credits for any miscellaneous items), including, but not limited to, salaries and wages, office supplies and expenses, outside services employed in rendering the services hereunder, property insurance, injuries and damages, employee pensions and benefits, miscellaneous general expenses, rents, maintenance of structures and equipment, depreciation and amortization, and compensation for use of capital as permitted by Rule 91 of the SEC’s regulations under the Act.

ARTICLE 3
TERM

        Section 3.1   This Agreement shall become effective on the date of Client Company’s receipt of required regulatory approval, and shall continue in force until terminated by Service Company or Client Company, upon not less than one year’s prior written notice to the other party. This Agreement shall also be subject to termination or modification at any time, without notice, if and to the extent performance under this Agreement may conflict with the Act or with any rule, regulation or order of the SEC adopted before or after the date of this Agreement.

ARTICLE 4
LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 4.1   In performing the services hereunder, Service Company will exercise due care to assure that the services are performed in an appropriate manner, meet the standards and specifications set forth in any applicable request for service and comply with the applicable standards of law and regulation. However, failure to meet these obligations shall in no event subject Service Company to any claims by or liabilities to Client Company other than to reperform the services and be reimbursed at cost for such reperformance. Service Company makes no other warranty with respect to its performance of the services, and Client Company agrees to accept such services without further warranty of any nature.

        Section 4.2   To the fullest extent allowed by law, Client Company shall and does hereby indemnify and agree to save harmless and defend Service Company, its agents and employees from liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses or judgments of any nature, on account of, or resulting from the performance and prosecution of any services performed on behalf of Client Company pursuant to this Agreement, whether or not the same results or allegedly results from the claimed or actual negligence or breach of warranty of, or willful misconduct by, Service Company or any of its employees, agents, clients, or contractors or its or their subcontractors or any combination thereof.

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ARTICLE 5
MISCELLANEOUS

        Section 5.1   All accounts and records of Service Company shall be kept in accordance with either the General Rules and Regulations promulgated by the SEC pursuant to the Act, in particular, the Uniform System of Accounts for Mutual Service Companies and Subsidiary Service Companies or the Uniform System of Accounts Prescribed for Public Utilities and Licensees subject to the Provisions of the Federal Power Act promulgated by the Federal Energy Regulatory Commission, as each is in effect from and after the date hereof.

        Section 5.2   New direct or indirect non-utility subsidiaries of Black Hills, which may come into existence after the effective date of this Agreement, may become additional client companies of Service Company and subject to a service agreement with Service Company, or an existing client company may wish to obtain additional services from Service Company. Likewise, an existing direct or indirect subsidiary of Black Hills may cease to be a client company or cease to take individual services from Service Company. In either event, the parties hereto shall make such changes in the scope and character of the services to be rendered and in the method of assigning, distributing or allocating costs of such services as specified in Appendix 1, subject to the requirements of Section 2.3, as may become necessary to achieve a fair and equitable assignment, distribution, or allocation of Service Company costs among all associate companies.

        Section 5.3   In the event Client Company changes the scope of services that it takes from Service Company (as provided in Section 1.2 and subject to Section 1.3) or terminates this Agreement (pursuant to Section 3.1), the Service Company may bill such Client Company a charge that reflects a proportionate share of any significant residual fixed costs (i.e. incurred costs or commitments to incur costs) that were incurred or committed to incur in contemplation of providing such Client Company service prior to the notice of termination. Examples of fixed costs include, but are not limited to, costs to upgrade computer hardware and software systems to meet Client Company’s specifications.

        Section 5.4   Service Company shall permit Client Company access to its accounts and records, including the basis and computation of allocations; provided that the scope of access and inspection is limited to accounts and records that are related to Service Company’s transactions with Client Company.

        Section 5.5   Appendix 1 is expressly incorporated herein and made a part hereof.

        Section 5.6   It is the intent of the parties hereto that the determination of the costs as used in this Agreement shall be consistent with, and in compliance with, the rules and regulations of the SEC, as they are now read or hereafter may be modified by the SEC.

        Section 5.7   This Agreement and the rights hereunder may not be assigned without the mutual written consent of all parties hereto.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

BLACK HILLS SERVICES COMPANY, INC.

By:_______________________________ Name:_____________________________ Title:______________________________

BLACK HILLS POWER, INC.

By:_______________________________ Name:_____________________________ title:______________________________

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APPENDIX 1

DESCRIPTION OF SERVICES TO BE PROVIDED BY BLACK HILLS SERVICES
COMPANY, INC. AND DETERMINATION OF CHARGES FOR SUCH SERVICES TO THE
UTILITY OPERATING COMPANIES AND OTHER AFFILIATES

Description of Services Provided

A description of the services provided by Black Hills Services Company, Inc. is detailed below. Identifiable costs will be directly assigned to the utility company subsidiaries (the “Operating Companies”) and other affiliates of Black Hills. For costs that are for services of a general nature and cannot be directly assigned, the method of allocation is described below for each service provided. If specific conditions are met (as outlined in the [Black Hills Energy Services Policies and Procedures Manual]), an alternative Labor Dollars Ratio may be used to allocate non-labor costs for any service.

a) Executive Management Services

Description – Represents charges for Black Hills executive management and services, including, but not limited to, officers of Black Hills.

Methods of Allocation – Executive Management indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Asset Ratio with 15 percent of Assets assigned to Black Hills.

b) Investor Relations

Description – Provides communications to investors and the financial community. Coordinates the transfer agent and shareholder record keeping functions and plans the annual shareholder meeting.

Methods of Allocation – Investor Relations indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Asset Ratio with 15 percent of Assets assigned to Black Hills.

c) Internal Audit

Description – Reviews internal controls and procedures to ensure assets are safeguarded and transactions are properly authorized and recorded. Evaluates contract risks.

Method of Allocation – Internal Audit indirect costs will e allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

d) Legal

Description – Provides legal services related to labor and employment law, litigation, contracts, rates and regulation, environmental matters, real estate and other legal matters.

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Method of Allocation – Legal indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

e) Claims Services

Description– Provides claims services related to casualty, public and company claims.

Method of Allocation – Claims Services costs will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

f) Corporate Communications

Description – Provides corporate communications, speech writing and coordinates media services. Provides advertising and branding development for the companies within Black Hills. Manages and tracks all contributions made on behalf of Black Hills and its subsidiaries.

Method of Allocation – Corporate Communications indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

g) Employee Communications

Description– Develops and distributes communications to employees.

Method of Allocation – Employee Communications indirect costs will be allocated based on the Employee Ratio.

h) Corporate Strategy & Business Development

Description – Facilitates development of corporate strategy and prepares strategic plans, monitors corporate performance and evaluates business opportunities. Develops and facilitates process improvements.

Method of Allocation – Corporate Strategy & Business Development indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

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i) Government Affairs

Description– Monitors, reviews and researches government legislation.

Method of Allocation – Government Affairs indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

j) Facilities & Real Estate

Description – Operates and maintains office buildings and service centers. Procures real estate and administers real estate leases. Administers contracts to provide security, housekeeping and maintenance services for such facilities. Procures office furniture and equipment.

Method of Allocation – Facilities & Real Estate indirect costs will be allocated to the Operating Companies based on the Square Footage Ratio.

k) Facilities Administrative Services

Description – Includes but is not limited to the functions of Mail Delivery, Duplicating and Records Management.

Method of Allocation – Facilities Administrative Services indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

l) Supply Chain

Description – Includes contract negotiations, development and management of supplier relationships and acquisition of goods and services. Also includes inventory, planning and forecasting, ordering, accounting and database management. Warehousing services includes receiving, storing, issuing, shipping, returns, and distribution of material and parts.

Method of Allocation – Supply Chain will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

m) Supply Chain Special Programs

Description – Develops and implements special programs utilized across the company such as procurement cards, travel services and compliance with corporate MWBE (minority women business expenditures) program goals.

Method of Allocation – Supply Chain Special Programs indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio.

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n) Human Resources

Description – Establishes and administers policies related to employment, compensation and benefits. Maintains HR computer system, the tuition reimbursement plan, and diversity program. Coordinates the bargaining strategy and labor agreements with union employees. Provides technical and professional development training and general HR support services.

Methods of Allocation – Human Resources indirect costs will be allocated based on the Employee Ratio.

o) Finance & Treasury

Description – Coordinates activities related to securities issuance, including maintaining relationships with financial institutions, cash management, investing activities and monitoring the capital markets. Performs financial and economic analysis.

Method of Allocation – Finance & Treasury indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

p) Accounting, Financial Reporting & Taxes

Description – Maintains the books and records. Prepares financial and statistical reports, tax filings and ensures compliance with applicable laws and regulations. Maintains the accounting systems. Coordinates the budgeting process.

Method of Allocation – Accounting, Financial Reporting & Taxes indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

q) Business Unit Accounting and Budgeting

Description– Provides financial analysis, budgeting and administrative support for the business units.

Method of Allocation – Business Unit Accounting and Budgeting indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio.

r) Payment & Reporting

Description– Processes payments to vendors and prepares statistical reports.

Method of Allocation – Payment & Reporting indirect costs will be allocated to the Operating Companies based on the Invoice Transaction Ratio.

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s) Receipts Processing

Description– Processes payments received from customers of the Operating Companies and affiliates.

Method of Allocation – Receipts Processing indirect costs will be allocated based on the Customer Bills Ratio.

t) Payroll

Description – Processes payroll including but not limited to time reporting, calculation of salaries and wages, payroll tax reporting and compliance reports.

Method of Allocation – Payroll indirect costs will be allocated based on the Employee Ratio.

u) Rates & Regulation

Description – Determines the Operating Companies’ regulatory strategy, revenue requirements and rates for electric and gas customers. Coordinates the regulatory compliance requirements and maintains relationships with the regulatory bodies.

Method of Allocation – Rates & Regulation indirect costs will be allocated to the Operating Companies based on the Revenue Ratio or the Labor Dollars Ratio.

v) Energy Supply Engineering and Environmental

Description – Provides engineering services to the generation business. Establishes policies and procedures for compliance with environmental laws and regulations. Researches emerging environmental issues and monitors compliance with environmental requirements. Oversees environmental clean up projects.

Method of Allocation – Energy Supply Engineering and Environmental services will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

w) Energy Supply Business Resources

Description – Provides performance, specialists and analytical services to the Operating Companies’ generation facilities.

Method of Allocation – Energy Supply Business Resources indirect costs will be allocated using the MWh Generation Ratio.

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x) Energy Markets Regulated Trading & Marketing

Description – Provides electric trading services to the Operating Companies’ electric generation systems including load management, system optimization and resource acquisition.

Method of Allocation – Energy Markets Regulated Trading & Marketing indirect costs will be allocated to the Operating Companies based on the Total MWh Sales Ratio.

y) Energy Markets –Fuel Procurement

Description– Purchases fuel for Operating Companies electric generation systems (excluding nuclear).

Method of Allocation – Energy Markets Fuel Procurement indirect costs will be allocated based on the MWh Generation Ratio.

z) Energy Delivery Marketing

Description – Develops new business opportunities and markets the products and services of the [Delivery Business Unit].

Method of Allocation – Energy Delivery Marketing will be direct charged.

aa) Energy Delivery Construction, Operations & Maintenance (COM)

Description– Constructs, maintains and operates electric and gas delivery systems.

Method of Allocation – Energy Delivery COM indirect costs will be allocated based on the Delivery Services Gross Plant Ratio.

bb) Energy Delivery Engineering/Design

Description – Provides engineering and design services in support of capacity planning, construction, operations and material standards.

Method of Allocation – Energy Delivery Engineering/Design services will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

cc) Marketing & Sales

Description – Provides marketing and sales services for the electric and natural gas customers of the Operating Companies and affiliates, including strategic planning, segment identification, business analysis, sales planning and customer services.

Method of Allocation – Marketing & Sales indirect costs will be allocated based on the Revenue Ratio.

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dd) Customer Service

Description – Provides service activities to retail and wholesale customers. These services include meter reading, customer billing, call center and credit and collections.

Method of Allocation – Customer Service indirect costs will be allocated based on the Customers Ratio.

ee) Information Technology

Description – Provides various communications and electronic data processing services including but not limited to, development and support of mainframe computer software applications, procurement and support of personal computers, operation of a data center and installation and operation of a communications system. Also administers the IBM contract that may provide for the services listed above.

Method of Allocation – Information Technology will be direct charged.

ff) Aviation Services

Description– Provides aviation and travel services to employees.

Method of Allocation – Aviation Services will be direct charged.

gg) Fleet

Description– Oversees the Operating Companies’ Fleet Services Group.

Method of Allocation – Fleet will be direct charged.

Allocation Ratios

The following ratios will be utilized as outlined above.

Customer Bills Ratio – Based on the average of the monthly total number of customer bills issued during the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such a time as may be required due to significant changes.

Customers Ratio – Based on the average of the monthly total electric customers (and/or gas customers, or residential, business and large commercial and industrial customers where applicable) for the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Delivery Services Gross Plant Ratio – Based on transmission and distribution gross plant for the [Delivery Business Unit], both electric and gas for the prior year ending December 31, the numerator of which is an applicable Operating Company and the denominator of which is for all applicable Operating Companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

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Employee Ratio – Based on the number of employees at the end of the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliates company and the denominator of which is for all applicable Operating Companies and affiliates companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Invoice Transaction Ratio – Based on the sum of the monthly number of invoice transactions processed for the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Labor Dollars Ratio – Based on the [ ] department (performing center) labor dollars charged to Operating Companies and other affiliates for the month. The numerator of which is the labor dollars charged to an Operating Company or affiliate company and the denominator of which is for all Operating Companies and affiliate companies charged by the department for the month.

MWh Generation Ratio – Based on the sum of the monthly electric MWh generated during the prior year ending December 31, the numerator of which is for an applicable Operating Company and the denominator of which is for all applicable Operating Companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Revenue Ratio – Based on the sum of the monthly revenue amounts for the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliates company and the denominator of which is for all applicable Operating Companies and affiliates companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Square Footage Ratio – Based on the total square footage as of December 31 for the prior year, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Total Assets Ratio – Based on the total assets as of December 31 for the prior year, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

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Total Assets Ratio, with 15 Percent of Assets assigned to Black Hills – Based on the total assets as of December 31 for the prior year, the numerator of which is for an applicable Operating Company or affiliates company and the denominator of which is for all applicable Operating Companies and affiliate companies. Black Hills will be assigned fifteen percent of the total assets. This ratio will be determined annually, or at such time as may be required due to significant changes.

Total MWh Sales Ratio – Based on the sum of monthly electric MWh sold through the [Energy Trading Division] unit, for the prior year ending December 31, the numerator of which is an applicable Operating Company and the denominator of which is for all applicable Operating Companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

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Exhibit No. B-2

SERVICE AGREEMENT
(Non-Utility)

        This Service Agreement (the “Agreement”) is made and entered into this ____ day of [        ], 2004, by and between [insert name of Black Hills non-utility subsidiary] (“Client Company”) and Black Hills Services Company, Inc. (“Service Company”).

WITNESSETH

        WHEREAS, the Securities and Exchange Commission (the “SEC”) has approved and authorized as meeting the requirements of Section 13(b) of the Public Utility Holding Company Act of 1935 (the “Act”) the organization and conduct of the business of Service Company, in accordance herewith, as a wholly-owned subsidiary service company of Black Hills Corporation (“Black Hills”).

        WHEREAS, Client Company is a subsidiary of Black Hills and an affiliate of Service Company, and is not a utility operating company.

        WHEREAS, Service Company and Client Company have entered into this Service Company whereby Service Company agrees to provide and Client Company agrees to accept and pay for various services as provided herein at cost, with cost determined in accordance with applicable rules and regulations under the Act, which require Service Company to fairly and equitably allocate costs among all associate companies to which it renders services, including Client Company.

        NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties to this Agreement covenant and agree as follows:

ARTICLE 1
SERVICES

        Section 1.1   Service Company shall furnish to Client Company, as requested by Client Company, upon the terms and conditions hereinafter set forth, such of the services described in Appendix 1hereto, at such times, for such periods and in such manner as Client Company may from time to time request and that Service Company concludes it is able to perform. Service Company shall also provide Client Company with such special services, in addition to those services described in Appendix 1 hereto, as may be requested by Client Company and that Service Company concludes it is able to perform. Service Company shall use its best efforts to maintain a staff trained and experienced in the design, construction, operation, maintenance, and management of public utility properties, and shall keep itself and its personnel available to provide services to Client Company so long as it is authorized to do so by the appropriate federal and state regulatory agencies. In supplying such services, Service Company may arrange, where it deems appropriate, for the services of such experts, consultants, advisers, and other persons with necessary qualifications as are required for or pertinent to the provision of such services.

        Section 1.2   Client Company shall take from Service Company such of the services described in Section 1.1, and such additional general or special services, whether or not now contemplated as are requested from time to time by Client Company and that Service Company concludes it is able to perform.

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        Section 1.3   The services described herein or contemplated to be performed hereunder shall be directly assigned, distributed or allocated by activity, project, program, work order or other appropriate basis. Client Company shall have the right from time to time to amend, alter or rescind any activity, project, program or work order provided that (i) any such amendment or alteration that results in a material change in the scope of the services to be performed or equipment to be provided is agreed to by Service Company, (ii) the cost for the services covered by the activity, project, program or work order shall include any expense incurred by Service Company as a direct result of such amendment, alteration or rescission of the activity, project program or work order, and (iii) no amendment, alteration or rescission of any activity, project, program or work order shall release Client Company from liability for all costs already incurred by or contracted for by Service Company pursuant to the activity, project, program or work order, regardless of whether the services associated with such costs have been completed.

ARTICLE 2
COMPENSATION

        Section 2.1   As compensation for the services to be rendered hereunder, Client Company shall pay to Service Company charges for services that are to be no less than cost, except as may otherwise be permitted by the SEC, insofar as costs can reasonably be identified and related by Service Company to its performance of particular services for or on behalf of Client Company. The methods for assigning or allocating Service Company costs to Client Company, as well as to other associate companies, are set forth in Appendix 1.

        Section 2.2   The methods of assignment, distribution or allocation of costs described in Appendix 1 shall be subject to review annually, or more frequently if appropriate. Such methods of assignment, distribution or allocation of costs may be modified or changed by Service Company; provided, however, that no changes will be made to the methods of assignment, distribution, or allocation set forth herein or in Appendix 1 hereto unless first authorized by the SEC in accordance with the procedures specified in Section 2.3. Service Company shall advise Client Company from time to time of such changes.

        Section 2.3   No change in the organization of the Service Company, the type and character of the companies to be serviced, the methods of allocating costs to associate companies, or in the scope or character of the services to be rendered that are subject to Section 13 of the Act, or any rule, regulation or order thereunder, shall be made (i) unless and until Service Company shall first have given the SEC written notice of the proposed change or (ii) such change is otherwise permitted by SEC rule or practice. If, upon the receipt of any such notice, the SEC shall notify Service Company within the 60-day period that a question exists as to whether the proposed change is consistent with the provisions of Section 13 of the Act, or of any rule, regulation or order thereunder, the proposed change shall not become effective unless and until Service Company shall have filed with the SEC an appropriate declaration regarding such proposed change and the SEC shall have permitted such declaration to become effective.

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        Section 2.4   Service Company shall render a monthly statement to Client Company that shall reflect the billing information necessary to identify the costs charged for that month. By the [twentieth (20th)] day of each month, Client Company shall remit to Service Company all charges billed to it.

        Section 2.5   It is the intent of this Agreement that the payment for services rendered by Service Company to Client Company under this Agreement shall cover all the costs of Service Company doing business (less the costs of services provided to affiliated companies not a party to this Agreement and to other non-affiliated companies, and credits for any miscellaneous items), including, but not limited to, salaries and wages, office supplies and expenses, outside services employed in rendering the services hereunder, property insurance, injuries and damages, employee pensions and benefits, miscellaneous general expenses, rents, maintenance of structures and equipment, depreciation and amortization, and compensation for use of capital as permitted by Rule 91 of the SEC’s regulations under the Act.

ARTICLE 3
TERM

        Section 3.1   This Agreement shall become effective on the date of Client Company’s receipt of required regulatory approval, and shall continue in force until terminated by Service Company or Client Company, upon not less than one year’s prior written notice to the other party. This Agreement shall also be subject to termination or modification at any time, without notice, if and to the extent performance under this Agreement may conflict with the Act or with any rule, regulation or order of the SEC adopted before or after the date of this Agreement.

ARTICLE 4
LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 4.1   In performing the services hereunder, Service Company will exercise due care to assure that the services are performed in an appropriate manner, meet the standards and specifications set forth in any applicable request for service and comply with the applicable standards of law and regulation. However, failure to meet these obligations shall in no event subject Service Company to any claims by or liabilities to Client Company other than to reperform the services and be reimbursed at cost for such reperformance. Service Company makes no other warranty with respect to its performance of the services, and Client Company agrees to accept such services without further warranty of any nature.

        Section 4.2   To the fullest extent allowed by law, Client Company shall and does hereby indemnify and agree to save harmless and defend Service Company, its agents and employees from liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses or judgments of any nature, on account of, or resulting from the performance and prosecution of any services performed on behalf of Client Company pursuant to this Agreement, whether or not the same results or allegedly results from the claimed or actual negligence or breach of warranty of, or willful misconduct by, Service Company or any of its employees, agents, clients, or contractors or its or their subcontractors or any combination thereof.

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ARTICLE 5
MISCELLANEOUS

        Section 5.1   All accounts and records of Service Company shall be kept in accordance with either the General Rules and Regulations promulgated by the SEC pursuant to the Act, in particular, the Uniform System of Accounts for Mutual Service Companies and Subsidiary Service Companies or the Uniform System of Accounts Prescribed for Public Utilities and Licensees subject to the Provisions of the Federal Power Act promulgated by the Federal Energy Regulatory Commission, as each is in effect from and after the date hereof.

        Section 5.2   New direct or indirect non-utility subsidiaries of Black Hills, which may come into existence after the effective date of this Agreement, may become additional client companies of Service Company and subject to a service agreement with Service Company, or an existing client company may wish to obtain additional services from Service Company. Likewise, an existing direct or indirect subsidiary of Black Hills may cease to be a client company or cease to take individual services from Service Company. In either event, the parties hereto shall make such changes in the scope and character of the services to be rendered and in the method of assigning, distributing or allocating costs of such services as specified in Appendix 1, subject to the requirements of Section 2.3, as may become necessary to achieve a fair and equitable assignment, distribution, or allocation of Service Company costs among all associate companies.

        Section 5.3   In the event Client Company changes the scope of services that it takes from Service Company (as provided in Section 1.2 and subject to Section 1.3) or terminates this Agreement (pursuant to Section 3.1), the Service Company may bill such Client Company a charge that reflects a proportionate share of any significant residual fixed costs (i.e. incurred costs or commitments to incur costs) that were incurred or committed to incur in contemplation of providing such Client Company service prior to the notice of termination. Examples of fixed costs include, but are not limited to, costs to upgrade computer hardware and software systems to meet Client Company’s specifications.

        Section 5.4   Service Company shall permit Client Company access to its accounts and records, including the basis and computation of allocations; provided that the scope of access and inspection is limited to accounts and records that are related to Service Company’s transactions with Client Company.

        Section 5.5   Appendix 1 is expressly incorporated herein and made a part hereof.

        Section 5.6   It is the intent of the parties hereto that the determination of the costs as used in this Agreement shall be consistent with, and in compliance with, the rules and regulations of the SEC, as they are now read or hereafter may be modified by the SEC.

        Section 5.7   This Agreement and the rights hereunder may not be assigned without the mutual written consent of all parties hereto.

* * * * * * *

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

BLACK HILLS SERVICES COMPANY, INC.

By:_______________________________ Name:_____________________________ Title:______________________________

[CUSTOMER]

By:_______________________________ Name:_____________________________ title:______________________________

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APPENDIX 1

DESCRIPTION OF SERVICES TO BE PROVIDED BY BLACK HILLS SERVICES
COMPANY, INC. AND DETERMINATION OF CHARGES FOR SUCH SERVICES TO THE
UTILITY OPERATING COMPANIES AND OTHER AFFILIATES

Description of Services Provided

A description of the services provided by Black Hills Services Company, Inc. is detailed below. Identifiable costs will be directly assigned to the utility company subsidiaries (the “Operating Companies”) and other affiliates of Black Hills. For costs that are for services of a general nature and cannot be directly assigned, the method of allocation is described below for each service provided. If specific conditions are met (as outlined in the [Black Hills Energy Services Policies and Procedures Manual]), an alternative Labor Dollars Ratio may be used to allocate non-labor costs for any service.

hh) Executive Management Services

Description – Represents charges for Black Hills executive management and services, including, but not limited to, officers of Black Hills.

Methods of Allocation – Executive Management indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Asset Ratio with 15 percent of Assets assigned to Black Hills.

ii) Investor Relations

Description – Provides communications to investors and the financial community. Coordinates the transfer agent and shareholder record keeping functions and plans the annual shareholder meeting.

Methods of Allocation – Investor Relations indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Asset Ratio with 15 percent of Assets assigned to Black Hills.

jj) Internal Audit

Description – Reviews internal controls and procedures to ensure assets are safeguarded and transactions are properly authorized and recorded. Evaluates contract risks.

Method of Allocation – Internal Audit indirect costs will e allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

kk) Legal

Description – Provides legal services related to labor and employment law, litigation, contracts, rates and regulation, environmental matters, real estate and other legal matters.

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Method of Allocation – Legal indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

ll) Claims Services

Description– Provides claims services related to casualty, public and company claims.

Method of Allocation – Claims Services costs will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

mm) Corporate Communications

Description – Provides corporate communications, speech writing and coordinates media services. Provides advertising and branding development for the companies within Black Hills. Manages and tracks all contributions made on behalf of Black Hills and its subsidiaries.

Method of Allocation – Corporate Communications indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

nn) Employee Communications

Description– Develops and distributes communications to employees.

Method of Allocation – Employee Communications indirect costs will be allocated based on the Employee Ratio.

oo) Corporate Strategy & Business Development

Description – Facilitates development of corporate strategy and prepares strategic plans, monitors corporate performance and evaluates business opportunities. Develops and facilitates process improvements.

Method of Allocation – Corporate Strategy & Business Development indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

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pp) Government Affairs

Description– Monitors, reviews and researches government legislation.

Method of Allocation – Government Affairs indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

qq) Facilities & Real Estate

Description – Operates and maintains office buildings and service centers. Procures real estate and administers real estate leases. Administers contracts to provide security, housekeeping and maintenance services for such facilities. Procures office furniture and equipment.

Method of Allocation – Facilities & Real Estate indirect costs will be allocated to the Operating Companies based on the Square Footage Ratio.

rr) Facilities Administrative Services

Description – Includes but is not limited to the functions of Mail Delivery, Duplicating and Records Management.

Method of Allocation – Facilities Administrative Services indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

ss) Supply Chain

Description – Includes contract negotiations, development and management of supplier relationships and acquisition of goods and services. Also includes inventory, planning and forecasting, ordering, accounting and database management. Warehousing services includes receiving, storing, issuing, shipping, returns, and distribution of material and parts.

Method of Allocation – Supply Chain will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

tt) Supply Chain Special Programs

Description – Develops and implements special programs utilized across the company such as procurement cards, travel services and compliance with corporate MWBE (minority women business expenditures) program goals.

Method of Allocation – Supply Chain Special Programs indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio.

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uu) Human Resources

Description – Establishes and administers policies related to employment, compensation and benefits. Maintains HR computer system, the tuition reimbursement plan, and diversity program. Coordinates the bargaining strategy and labor agreements with union employees. Provides technical and professional development training and general HR support services.

Methods of Allocation – Human Resources indirect costs will be allocated based on the Employee Ratio.

vv) Finance & Treasury

Description – Coordinates activities related to securities issuance, including maintaining relationships with financial institutions, cash management, investing activities and monitoring the capital markets. Performs financial and economic analysis.

Method of Allocation – Finance & Treasury indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

ww) Accounting, Financial Reporting & Taxes

Description – Maintains the books and records. Prepares financial and statistical reports, tax filings and ensures compliance with applicable laws and regulations. Maintains the accounting systems. Coordinates the budgeting process.

Method of Allocation – Accounting, Financial Reporting & Taxes indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio with 15 percent of Assets assigned to Black Hills.

xx) Business Unit Accounting and Budgeting

Description– Provides financial analysis, budgeting and administrative support for the business units.

Method of Allocation – Business Unit Accounting and Budgeting indirect costs will be allocated based on a three-factor formula that is comprised of the average of the Revenue Ratio, the Employee Ratio and the Total Asset Ratio.

yy) Payment &Reporting

Description– Processes payments to vendors and prepares statistical reports.

Method of Allocation – Payment & Reporting indirect costs will be allocated to the Operating Companies based on the Invoice Transaction Ratio.

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zz) Receipts Processing

Description– Processes payments received from customers of the Operating Companies and affiliates.

Method of Allocation – Receipts Processing indirect costs will be allocated based on the Customer Bills Ratio.

aaa) Payroll

Description – Processes payroll including but not limited to time reporting, calculation of salaries and wages, payroll tax reporting and compliance reports.

Method of Allocation – Payroll indirect costs will be allocated based on the Employee Ratio.

bbb) Rates &Regulation

Description – Determines the Operating Companies’ regulatory strategy, revenue requirements and rates for electric and gas customers. Coordinates the regulatory compliance requirements and maintains relationships with the regulatory bodies.

Method of Allocation – Rates & Regulation indirect costs will be allocated to the Operating Companies based on the Revenue Ratio or the Labor Dollars Ratio.

ccc) Energy Supply Engineering and Environmental

Description – Provides engineering services to the generation business. Establishes policies and procedures for compliance with environmental laws and regulations. Researches emerging environmental issues and monitors compliance with environmental requirements. Oversees environmental clean up projects.

Method of Allocation – Energy Supply Engineering and Environmental services will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

ddd) Energy Supply Business Resources

Description – Provides performance, specialists and analytical services to the Operating Companies’ generation facilities.

Method of Allocation – Energy Supply Business Resources indirect costs will be allocated using the MWh Generation Ratio.

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eee) Energy Markets Regulated Trading & Marketing

Description – Provides electric trading services to the Operating Companies’ electric generation systems including load management, system optimization and resource acquisition.

Method of Allocation – Energy Markets Regulated Trading & Marketing indirect costs will be allocated to the Operating Companies based on the Total MWh Sales Ratio.

fff) Energy Markets – Fuel Procurement

Description– Purchases fuel for Operating Companies electric generation systems (excluding nuclear).

Method of Allocation – Energy Markets Fuel Procurement indirect costs will be allocated based on the MWh Generation Ratio.

ggg) Energy Delivery Marketing

Description – Develops new business opportunities and markets the products and services of the [Delivery Business Unit].

Method of Allocation – Energy Delivery Marketing will be direct charged.

hhh) Energy Delivery Construction, Operations & Maintenance (COM)

Description– Constructs, maintains and operates electric and gas delivery systems.

Method of Allocation – Energy Delivery COM indirect costs will be allocated based on the Delivery Services Gross Plant Ratio.

iii) Energy Delivery Engineering/Design

Description – Provides engineering and design services in support of capacity planning, construction, operations and material standards.

Method of Allocation – Energy Delivery Engineering/Design services will be direct charged, and administrative support functions that cannot be direct charged will be allocated using the Labor Dollars Ratio.

jjj) Marketing & Sales

Description – Provides marketing and sales services for the electric and natural gas customers of the Operating Companies and affiliates, including strategic planning, segment identification, business analysis, sales planning and customer services.

Method of Allocation – Marketing & Sales indirect costs will be allocated based on the Revenue Ratio.

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kkk) Customer Service

Description – Provides service activities to retail and wholesale customers. These services include meter reading, customer billing, call center and credit and collections.

Method of Allocation – Customer Service indirect costs will be allocated based on the Customers Ratio.

lll) Information Technology

Description – Provides various communications and electronic data processing services including but not limited to, development and support of mainframe computer software applications, procurement and support of personal computers, operation of a data center and installation and operation of a communications system. Also administers the IBM contract that may provide for the services listed above.

Method of Allocation – Information Technology will be direct charged.

mmm) Aviation Services

Description– Provides aviation and travel services to employees.

Method of Allocation – Aviation Services will be direct charged.

nnn) Fleet

Description– Oversees the Operating Companies’ Fleet Services Group.

Method of Allocation – Fleet will be direct charged.

Allocation Ratios

The following ratios will be utilized as outlined above.

Customer Bills Ratio – Based on the average of the monthly total number of customer bills issued during the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such a time as may be required due to significant changes.

Customers Ratio – Based on the average of the monthly total electric customers (and/or gas customers, or residential, business and large commercial and industrial customers where applicable) for the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Delivery Services Gross Plant Ratio – Based on transmission and distribution gross plant for the [Delivery Business Unit], both electric and gas for the prior year ending December 31, the numerator of which is an applicable Operating Company and the denominator of which is for all applicable Operating Companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

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Employee Ratio – Based on the number of employees at the end of the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliates company and the denominator of which is for all applicable Operating Companies and affiliates companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Invoice Transaction Ratio – Based on the sum of the monthly number of invoice transactions processed for the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Labor Dollars Ratio – Based on the [ ] department (performing center) labor dollars charged to Operating Companies and other affiliates for the month. The numerator of which is the labor dollars charged to an Operating Company or affiliate company and the denominator of which is for all Operating Companies and affiliate companies charged by the department for the month.

MWh Generation Ratio – Based on the sum of the monthly electric MWh generated during the prior year ending December 31, the numerator of which is for an applicable Operating Company and the denominator of which is for all applicable Operating Companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Revenue Ratio – Based on the sum of the monthly revenue amounts for the prior year ending December 31, the numerator of which is for an applicable Operating Company or affiliates company and the denominator of which is for all applicable Operating Companies and affiliates companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Square Footage Ratio – Based on the total square footage as of December 31 for the prior year, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

Total Assets Ratio – Based on the total assets as of December 31 for the prior year, the numerator of which is for an applicable Operating Company or affiliate company and the denominator of which is for all applicable Operating Companies and affiliate companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

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Total Assets Ratio, with 15 Percent of Assets assigned to Black Hills – Based on the total assets as of December 31 for the prior year, the numerator of which is for an applicable Operating Company or affiliates company and the denominator of which is for all applicable Operating Companies and affiliate companies. Black Hills will be assigned fifteen percent of the total assets. This ratio will be determined annually, or at such time as may be required due to significant changes.

Total MWh Sales Ratio – Based on the sum of monthly electric MWh sold through the [Energy Trading Division] unit, for the prior year ending December 31, the numerator of which is an applicable Operating Company and the denominator of which is for all applicable Operating Companies. This ratio will be determined annually, or at such time as may be required due to significant changes.

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